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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) GROWTH
               OPPORTUNITIES FUND
               SEMIANNUAL REPORT o JUNE 30, 2001


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 30 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

o   information we receive from you on applications or other forms

o   information about your transactions with us, our affiliates, or others, and

o   information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L Shames]
    Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN
INVESTMENT PROFESSIONAL
Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Paul M. McMahon]
     Paul M. McMahon

For the six months ended June 30, 2001, Class A shares of the fund returned -16.60%, Class B shares -16.87%, and Class I shares -16.47%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -6.70% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is an unmanaged, but commonly used measure of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -16.22%.

Q. THE FUND AND ITS LIPPER PEER GROUP BOTH LAGGED THE S&P 500 DURING THE PERIOD. WHAT WERE SOME OF THE REASONS FOR THIS UNDERPERFORMANCE?

A. It's been a difficult period for the stock market, as corporate earnings remained weak despite a series of aggressive short-term interest rate cuts by the Federal Reserve Board (the Fed). Growth funds, as a group, struggled, in part because they were concentrated more toward cyclical growth sectors, such as technology, that underperformed the more broad- based S&P 500 during the period.

    The performance of technology stocks during this six-month period, which was related to the collapse of the tech run-up that occurred during 1999 and early 2000, was the primary culprit behind the negative growth fund story. During that 1999 - early 2000 timeframe, tech share prices were driven to astronomical levels as spending on tech was stoked by preparation for potential Y2K computer problems and by the fervent build-out of the telecommunications infrastructure. However, telecom firms eventually put build-outs on hold, causing revenue growth to shrivel up in the tech sector, while at the same time leaving many capital-needy players fighting for diminishing funds in a tightening credit environment. A series of hikes in short-term interest rates by the Fed from mid-1999 through mid-2000 also played a role in the contraction of technology spending, which happened rather quickly. Investors reacted by departing the sector, especially since there was so much uncertainty regarding future earnings growth. While technology showed some signs of a rebound in the second quarter of 2001 -- mainly due to an infusion of liquidity brought on by the Fed's rate cuts -- it was not enough to make up for the shortfall suffered by tech shares in the first quarter.

Q.  WHAT WAS YOUR STRATEGY DURING THE SIX-MONTH PERIOD?

A. We have maintained a diversified portfolio. At the beginning of the period, we included some stocks in the financial services and health care sectors that we believed would help aid performance as the market rode out a rough stretch. As the period progressed, we sought to increase the fund's stake in technology in order to position the portfolio to take advantage of the economic recovery we believe will emerge at some point in the second half of 2001 or the first half of 2002. The Fed has already lowered the benchmark federal funds target rate from well above 6% at the beginning of the year to 3.75% as of June 30, 2001. The Fed also seems poised to make additional interest rate cuts to support economic growth. However, interest rate cuts have historically taken a fair amount of time to have an impact on the economy, which is why we feel that signs of an economic recovery will likely be seen near the end of this year or even after the start of the new one.

    Our additions to the technology sector brought its stake in the fund up to almost one-third by the end of the period. It's our contention that the companies we've selected, which include software provider Oracle, semiconductor firm Analog Devices, and networking giant Cisco Systems, should be well positioned to benefit from an uptick in economic growth and could potentially perform better than the overall market. In addition to technology, we also gradually added to the fund's investments in the leisure sector during times of share-price weakness. These stocks, which are mainly focused in media and include investments in companies such as radio broadcaster Clear Channel Communications and diversified media conglomerate Viacom, have tended to do well early in an economic recovery cycle, with results having been driven by increasing advertising revenues.

Q.  WHICH STOCKS PERFORMED WELL FOR THE FUND? WHICH PROVED TO BE
    DISAPPOINTMENTS?

A. The stocks that we felt would aid portfolio performance during this period, including the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), served their purpose quite well. These corporations benefited from a strong mortgage-refinancing wave spurred by the Fed's rate cuts. Within a declining interest rate environment, the corporations were able to report above-average earnings. Within health care, HCA, which operates several hospitals in rural areas, proved attractive to us because many of its facilities are located in areas where they face little or no competition. We believe two stocks tied to consumer activity -- motorcycle manufacturer Harley-Davidson and consumer electronics retailer Best Buy -- helped demonstrate that the economic slowdown has been driven more by a slowdown in corporate, not consumer spending. Within a softening economy, Harley-Davidson still managed to post a 15% increase in sales revenue.

    On the downside, two stocks that disappointed during the period were Nokia, the Finnish telecom equipment provider, and Applera Corp. - Applied Biosystems, a biotech firm which offers a number of new products. Despite weak performance during the period, we believe both companies have positive long- term prospects that could lead us to add to both positions in the future. We feel that Nokia could hold up well during the balance of the year and that Applied Biosystems' new products will eventually help drive its sales to a higher level.

Q.  WHAT DO YOU LOOK FOR WHEN SELECTING A STOCK FOR THE FUND?

A. We investigate a stock on a number of levels. We start by looking at a company's potential for earnings growth. For example, we have been looking for companies that we think can post solid earnings growth if the economy recovers from a slowdown. We also usually target firms that we feel have competent management teams and that are well positioned to benefit from positive secular trends in the economy. For example, we increased our exposure to semiconductor names in anticipation of a bottoming out of demand, since these stocks have tended to perform well prior to an uptick in the economic cycle. In addition, we seek out companies that have attractive balance sheets and positive cash flows. Finally, we look to purchase the stocks of these companies when we feel they are reasonably valued.

Q.  WHAT IS YOUR OUTLOOK FOR THE REST OF 2001?

A. As stated previously, we believe evidence pointing to a stronger U.S. economy will eventually emerge. Up to this point, we feel the anticipated economic recovery has taken longer than expected, but the Fed seems committed to adopting monetary policies aimed at preventing the economy from slipping into a recession. While we may not see signs of improved growth until early 2002, we do believe that these policies will at some point provide a stimulus to U.S. economic growth. Historically, markets have tended to anticipate an economic turnaround by several months. To that end, we anticipate continuing to invest in stocks that we feel are in the best position to benefit from an economic rebound.

/s/ Paul M. McMahon
    Paul M. McMahon
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time due to market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   PAUL M. MCMAHON, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE GROWTH
   OPPORTUNITIES AND CAPITAL APPRECIATION PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

   HE JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST AND WAS NAMED VICE PRESIDENT IN 1986 AND SENIOR VICE PRESIDENT IN 1992. PAUL IS A GRADUATE OF THE COLLEGE OF THE HOLY CROSS AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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    FUND FACTS
--------------------------------------------------------------------------------

    OBJECTIVE:                     SEEKS GROWTH OF CAPITAL.

    COMMENCEMENT OF
    INVESTMENT OPERATIONS:         SEPTEMBER 9, 1970

    CLASS INCEPTION:               CLASS A  SEPTEMBER 9, 1970
                                   CLASS B  SEPTEMBER 7, 1993
                                   CLASS I   JANUARY 2, 1997

    SIZE:                          $943.8 MILLION NET ASSETS AS OF JUNE 30, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

CLASS A

                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                     -16.60%      -30.39%        +5.43%       +69.15%      +236.98%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                        --        -30.39%        +1.78%       +11.09%      + 12.92%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                        --        -34.39%        -0.21%       + 9.78%      + 12.25%
-------------------------------------------------------------------------------------------------------------

CLASS B

                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                     -16.87%      -30.90%        +2.98%       +62.38%      +215.18%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                        --        -30.90%        +0.98%       +10.18%      + 12.16%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                        --        -32.86%        +0.43%       +10.00%      + 12.16%
-------------------------------------------------------------------------------------------------------------

CLASS I

                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                     -16.47%      -30.27%        +6.06%       +70.49%      +239.64%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                        --        -30.27%        +1.98%       +11.26%      + 13.01%
-------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS AND THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JUNE 30, 2001

FIVE LARGEST STOCK SECTORS

TECHNOLOGY            29.0%
FINANCIAL SERVICES    17.6%
LEISURE               12.1%
HEALTH CARE           10.4%
RETAILING              7.9%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  3.0%                   FREDDIE MAC CORPORATION  2.2%
Security systems, packaging, and electronic     U.S. government chartered mortgage banker
equipment conglomerate
                                                FANNIE MAE  2.1%
VIACOM, INC.  2.9%                              Consumer financial services firm primarily
Entertainment, media, and publishing company    involved in the purchase of mortgages

GENERAL ELECTRIC CO.  2.9%                      ANALOG DEVICES, INC.  1.8%
Diversified manufacturing and financial         Semiconductor manufacturer
services conglomerate
                                                CISCO SYSTEMS, INC.  1.7%
CLEAR CHANNEL COMMUNICATIONS, INC.  2.9%        Computer network developer
Radio and television company
                                                WAL-MART STORES, INC.  1.5%
ECHOSTAR COMMUNICATIONS CORP.  2.5%             Retail store chain
Broadcasting and cable television firm

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2001

Stocks - 95.1%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 88.2%
  Advertising & Broadcasting - 2.6%
    Entercom Communications Corp.*                                       49,800       $  2,669,778
    Fox Entertainment Group, Inc.*                                      237,400          6,623,460
    Hispanic Broadcasting Corp.*                                         87,100          2,498,899
    Lamar Advertising Co., "A"*                                          41,570          1,918,455
    Univision Communications, Inc., "A"*                                172,400          7,375,272
    Westwood One, Inc.*                                                  97,600          3,596,560
                                                                                      ------------
                                                                                      $ 24,682,424
--------------------------------------------------------------------------------------------------
  Aerospace - 1.4%
    United Technologies Corp.                                           178,800       $ 13,098,888
--------------------------------------------------------------------------------------------------
  Automotive - 1.6%
    General Motors Corp., "H"*                                          233,400       $  4,726,350
    Harley-Davidson, Inc.                                               225,300         10,607,124
                                                                                      ------------
                                                                                      $ 15,333,474
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.1%
    FleetBoston Financial Corp.                                         209,700       $  8,272,665
    J. P. Morgan Chase & Co.                                            104,000          4,638,400
    U.S. Bancorp                                                        313,700          7,149,223
                                                                                      ------------
                                                                                      $ 20,060,288
--------------------------------------------------------------------------------------------------
  Brokerage - 0.5%
    Instinet Group, Inc.*                                                 8,930       $    162,973
    Schwab (Charles) Corp.                                              302,100          4,622,130
                                                                                      ------------
                                                                                      $  4,785,103
--------------------------------------------------------------------------------------------------
  Building Materials - 0.3%
    Lowe's Cos., Inc.                                                    37,700       $  2,735,135
--------------------------------------------------------------------------------------------------
  Business Services - 1.3%
    BEA Systems, Inc.*                                                  112,520       $  3,714,285
    VeriSign, Inc.*                                                     152,772          8,868,415
                                                                                      ------------
                                                                                      $ 12,582,700
--------------------------------------------------------------------------------------------------
  Cellular Phones - 1.1%
    Sprint Corp. (PCS Group)*                                           417,900       $ 10,092,285
--------------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    Air Products & Chemicals, Inc.                                      115,100       $  5,265,825
--------------------------------------------------------------------------------------------------
  Communication Services - 0.1%
    NTL, Inc.*                                                          111,700       $  1,345,985
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Dell Computer Corp.*                                                174,100       $  4,631,060
--------------------------------------------------------------------------------------------------
  Computer Software - 0.3%
    Intuit, Inc.*                                                        76,500       $  2,994,975
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Microsoft Corp.*                                                     93,200       $  6,692,692
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.7%
    Art Technology Group, Inc.*                                         100,300       $    570,707
    EMC Corp.*                                                          380,000         11,039,000
    Interwoven, Inc.*                                                   145,400          2,601,206
    TIBCO Software, Inc.*                                                58,500            804,375
    Vignette Corp.*                                                     110,900            973,702
                                                                                      ------------
                                                                                      $ 15,988,990
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.2%
    E.piphany, Inc.*                                                     40,550       $    413,610
    Fiserv, Inc.*                                                        25,700          1,616,273
    I2 Technologies, Inc.*                                              135,200          2,656,680
    Oracle Corp.*                                                       688,148         13,563,397
    Rational Software Corp.*                                            358,000         10,106,340
    Sun Microsystems, Inc.*                                             446,800          7,215,820
    VERITAS Software Corp.*                                             195,550         13,178,115
                                                                                      ------------
                                                                                      $ 48,750,235
--------------------------------------------------------------------------------------------------
  Conglomerates - 2.7%
    General Electric Co.                                                532,100       $ 25,939,875
--------------------------------------------------------------------------------------------------
  Consumer Products - 0.5%
    Gillette Co.                                                        161,400       $  4,678,986
--------------------------------------------------------------------------------------------------
  Electronics - 10.9%
    Advanced Micro Devices, Inc.*                                       159,500       $  4,606,360
    Analog Devices, Inc.*                                               374,700         16,205,775
    Atmel Corp.*                                                        398,900          5,185,700
    Brooks Automation, Inc.*                                             94,700          4,394,080
    Flextronics International Ltd.*                                     434,600         11,603,820
    Intel Corp.                                                         354,400         10,724,144
    Intersil Holding Corp.*                                              26,000            890,500
    Jabil Circuit, Inc.*                                                276,900          8,545,134
    LSI Logic Corp.*                                                    240,100          4,513,880
    Maxim Integrated Products, Inc.*                                    107,600          4,993,716
    Microchip Technology, Inc.*                                          78,100          2,518,725
    Micron Technology, Inc.*                                            142,100          5,840,310
    Sanmina Corp.*                                                      230,800          5,571,512
    SCI Systems, Inc.*                                                   72,700          1,853,850
    Tektronix, Inc.*                                                    200,200          5,435,430
    Texas Instruments, Inc.                                             209,700          6,605,550
    Xilinx, Inc.*                                                        88,300          3,602,640
                                                                                      ------------
                                                                                      $103,091,126
--------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Calpine Corp.*                                                       49,800       $  1,882,440
    Constellation Energy Group, Inc.                                     57,500          2,449,500
                                                                                      ------------
                                                                                      $  4,331,940
--------------------------------------------------------------------------------------------------
  Entertainment - 5.5%
    Clear Channel Communications, Inc.*                                 412,795       $ 25,882,246
    Viacom, Inc., "B"*                                                  503,936         26,078,688
                                                                                      ------------
                                                                                      $ 51,960,934
--------------------------------------------------------------------------------------------------
  Financial Institutions - 9.0%
    Citigroup, Inc.                                                     238,566       $ 12,605,828
    Fannie Mae                                                          225,900         19,235,385
    Financial Federal Corp.*                                            240,975          6,976,226
    Freddie Mac Corp.                                                   278,600         19,502,000
    Goldman Sachs Group, Inc.                                            32,000          2,745,600
    Merrill Lynch & Co., Inc.                                           176,700         10,469,475
    Morgan Stanley Dean Witter & Co.                                    202,200         12,987,306
                                                                                      ------------
                                                                                      $ 84,521,820
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.5%
    Quaker Oats Co.                                                      50,700       $  4,626,375
--------------------------------------------------------------------------------------------------
  Gas - 0.5%
    Praxair, Inc.                                                        99,800       $  4,690,600
--------------------------------------------------------------------------------------------------
  Insurance - 5.1%
    AFLAC, Inc.                                                         374,420       $ 11,790,486
    Allstate Corp.                                                      166,200          7,311,138
    American International Group, Inc.                                  110,500          9,503,000
    Gallagher (Arthur J.) & Co.                                         280,600          7,295,600
    MetLife, Inc.                                                       231,900          7,184,262
    The St. Paul Cos., Inc.                                              50,100          2,539,569
    UnumProvident Corp.                                                  91,400          2,935,768
    Willis Group Holdings Ltd.*                                           1,370             24,317
                                                                                      ------------
                                                                                      $ 48,584,140
--------------------------------------------------------------------------------------------------
  Internet - 0.7%
    Ebay, Inc.*                                                          39,800       $  2,696,450
    Yahoo, Inc.*                                                        211,200          4,122,624
                                                                                      ------------
                                                                                      $  6,819,074
--------------------------------------------------------------------------------------------------
  Manufacturing - 1.3%
    Minnesota Mining & Manufacturing Co.                                111,900       $ 12,767,790
--------------------------------------------------------------------------------------------------
  Medical & Health Products - 5.2%
    Allergan, Inc.                                                       61,800       $  5,283,900
    American Home Products Corp.                                        228,300         13,341,852
    Applera Corp. - Applied Biosystems Group                            271,900          7,273,325
    Guidant Corp.*                                                      260,900          9,392,400
    Pfizer, Inc.                                                        341,100         13,661,055
                                                                                      ------------
                                                                                      $ 48,952,532
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.5%
    HCA-The Healthcare Co.                                              110,900       $  5,011,571
    Health Management Associates, Inc., "A"*                            439,250          9,241,820
    HEALTHSOUTH Corp.*                                                  144,600          2,309,262
    IMS Health, Inc.                                                    109,700          3,126,450
    Manor Care, Inc.*                                                   135,300          4,295,775
                                                                                      ------------
                                                                                      $ 23,984,878
--------------------------------------------------------------------------------------------------
  Office Equipment - 0.3%
    Staples, Inc.*                                                      196,200       $  2,966,544
--------------------------------------------------------------------------------------------------
  Oil Services - 1.6%
    Global Marine, Inc.*                                                345,400       $  6,434,802
    Halliburton Co.                                                     163,300          5,813,480
    Noble Drilling Corp.*                                                95,600          3,130,900
    Weatherford International, Inc.*                                      3,400            163,200
                                                                                      ------------
                                                                                      $ 15,542,382
--------------------------------------------------------------------------------------------------
  Oils - 2.5%
    Conoco, Inc., "A"                                                   327,100       $  9,224,220
    Exxon Mobil Corp.                                                    65,700          5,738,895
    Santa Fe International Corp.                                        105,540          3,060,660
    Transocean Sedco Forex, Inc.                                        127,400          5,255,250
                                                                                      ------------
                                                                                      $ 23,279,025
--------------------------------------------------------------------------------------------------
  Pharmaceuticals - 2.2%
    Eli Lilly & Co.                                                     174,500       $ 12,913,000
    Schering Plough Corp.                                               170,000          6,160,800
    Sepracor, Inc.*                                                      33,800          1,328,340
                                                                                      ------------
                                                                                      $ 20,402,140
--------------------------------------------------------------------------------------------------
  Retail - 5.9%
    Best Buy Co., Inc.*                                                  91,000       $  5,780,320
    Costco Wholesale Corp.*                                             171,600          7,214,064
    CVS Corp.                                                           219,400          8,468,840
    Gap, Inc.                                                           126,100          3,656,900
    Home Depot, Inc.                                                    277,200         12,903,660
    RadioShack Corp.                                                    122,200          3,727,100
    Wal-Mart Stores, Inc.                                               281,100         13,717,680
                                                                                      ------------
                                                                                      $ 55,468,564
--------------------------------------------------------------------------------------------------
  Supermarket - 1.0%
    Safeway, Inc.*                                                      193,700       $  9,297,600
--------------------------------------------------------------------------------------------------
  Telecommunications - 9.1%
    Allegiance Telecom, Inc.*                                           109,800       $  1,647,000
    American Tower Corp., "A"*                                          497,280         10,278,778
    Cabletron Systems, Inc.*                                            283,130          6,469,520
    Charter Communications, Inc.*                                       103,400          2,411,288
    Cisco Systems, Inc.*                                                792,200         15,329,070
    Comverse Technology, Inc.*                                           67,700          3,908,998
    EchoStar Communications Corp.*                                      697,380         22,002,339
    Extreme Networks, Inc.*                                             242,800          6,956,220
    Gemstar-TV Guide International, Inc.*                                58,300          2,468,422
    Metromedia Fiber Network, Inc., "A"*                                162,140            317,794
    Netro Corp.*                                                         93,100            391,020
    NEXTEL Communications, Inc.*                                        160,000          2,787,200
    QLogic Corp.*                                                        51,700          3,327,929
    QUALCOMM, Inc.*                                                      45,600          2,596,920
    SBA Communications Corp.*                                            84,300          1,967,562
    SonicWall, Inc.*                                                     82,500          1,918,125
    Time Warner Telecom, Inc.*                                           25,200            844,200
                                                                                      ------------
                                                                                      $ 85,622,385
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    AES Corp.*                                                          144,500       $  6,220,725
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $832,789,494
--------------------------------------------------------------------------------------------------
Foreign Stocks - 6.9%
  Bermuda - 0.1%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                    147,350       $    754,432
--------------------------------------------------------------------------------------------------
  Canada - 0.6%
    Celestica Inc. (Business Services)*                                 113,800       $  5,860,700
--------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Nokia Corp., ADR (Telecommunications)                               431,400       $  9,508,056
--------------------------------------------------------------------------------------------------
  Israel - 0.4%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                              72,800       $  3,712,800
    Partner Communications Co. Ltd., ADR (Cellular
      Phones)*                                                           87,150            418,320
                                                                                      ------------
                                                                                      $  4,131,120
--------------------------------------------------------------------------------------------------
  Japan - 0.7%
    NTT DoCoMo, Inc. (Telecommunications)                                   350       $  6,091,595
--------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    Royal Dutch Petroleum Co., ADR (Oils)                               197,500       $ 11,508,325
--------------------------------------------------------------------------------------------------
  United States - 2.9%
    Tyco International Ltd. (Conglomerates)                             495,256       $ 26,991,452
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 64,845,680
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $909,290,000)                                          $897,635,174
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.2%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Cargill, Inc., due 7/02/01                                       $    4,200       $  4,199,520
    Citigroup, Inc., due 7/02/01                                          7,309          7,308,161
    Dow Chemical Co., due 7/02/01                                         7,802          7,801,101
    General Electric Capital Corp., due 7/02/01                           7,728          7,727,120
    Prudential Funding Corp., due 7/02/01                                 2,997          2,996,658
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $ 30,032,560
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.9%
--------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/29/01, due 7/02/01, total to
      be received $8,188,783 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                               $    8,186       $  8,186,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $947,508,560)                                     $935,853,734
Other Assets, Less Liabilities - 0.8%                                                    7,917,905
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $943,771,639
--------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
JUNE 30, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $947,508,560)      $  935,853,734
  Cash                                                                  682
  Receivable for fund shares sold                                   294,793
  Receivable for investments sold                                16,432,217
  Interest and dividends receivable                                 310,853
  Other assets                                                      882,754
                                                             --------------
    Total assets                                             $  953,775,033
                                                             --------------
Liabilities:
  Payable for fund shares reacquired                             $  731,295
  Payable for investments purchased                               8,545,046
  Payable to affiliates -
    Management fee                                                   22,397
    Shareholder servicing agent fee                                   4,648
    Distribution and service fee                                    502,615
    Administrative fee                                                  898
  Accrued expenses and other liabilities                            196,495
                                                             --------------
      Total liabilities                                      $   10,003,394
                                                             --------------
Net assets                                                   $  943,771,639
                                                             ==============

Net assets consist of:
  Paid-in capital                                            $1,089,997,722
  Unrealized depreciation on investments and translation of
    assets
    and liabilities in foreign currencies                       (11,654,842)
  Accumulated net realized loss on investments
    and foreign currency transactions                          (134,564,270)
  Accumulated net investment loss                                    (6,971)
                                                             --------------
      Total                                                  $  943,771,639
                                                             ==============
Shares of beneficial interest outstanding                      96,690,872
                                                               ==========
Class A shares:
  Net asset value per share
    (net  assets  of  $873,710,004  /  88,962,961 shares of
     beneficial interest outstanding)                            $ 9.82
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                   $10.42
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $65,218,079 / 7,233,353 shares of
     beneficial interest outstanding)                            $ 9.02
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $4,843,556 / 494,558 shares of
     beneficial interest outstanding)                            $ 9.79
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations (Unaudited)
----------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
----------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                              $   2,954,742
    Interest                                                                   1,732,316
    Income on securities loaned                                                    6,522
    Foreign taxes withheld                                                       (44,520)
                                                                           -------------
      Total investment income                                              $   4,649,060
                                                                           -------------
  Expenses -
    Management fee                                                         $   2,146,589
    Trustees' compensation                                                        26,615
    Shareholder servicing agent fee                                              521,149
    Distribution and service fee (Class A)                                     1,088,768
    Distribution and service fee (Class B)                                       352,962
    Administrative fee                                                            89,557
    Custodian fee                                                                177,595
    Printing                                                                      41,405
    Postage                                                                       52,898
    Auditing fees                                                                 17,554
    Legal fees                                                                     1,966
    Miscellaneous                                                                192,950
                                                                           -------------
      Total expenses                                                       $   4,710,008
    Fees paid indirectly                                                        (169,586)
                                                                           -------------
      Net expenses                                                         $   4,540,422
                                                                           -------------
        Net investment income                                              $     108,638
                                                                           -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                $ (99,857,795)
    Foreign currency transactions                                                (14,062)
                                                                           -------------
      Net realized loss on investments and foreign currency transactions   $ (99,871,857)
                                                                           -------------
  Change in unrealized depreciation -
    Investments                                                            $ (96,311,851)
    Translation of assets and liabilities in foreign currencies                   (3,265)
                                                                           -------------
      Net unrealized loss on investments and foreign currency translation  $ (96,315,116)
                                                                           -------------
        Net realized and unrealized loss on investments and foreign
      currency                                                             $(196,186,973)
                                                                           -------------
          Decrease in net assets from operations                           $(196,078,335)
                                                                           =============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                             JUNE 30, 2001             DECEMBER 31, 2000
                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $       108,638               $     2,571,138
  Net realized gain (loss) on investments and foreign
    currency transactions                                      (99,871,857)                  320,797,951
  Net unrealized loss on investments and foreign
    currency translation                                       (96,315,116)                 (478,498,751)
                                                           ---------------               ---------------
    Decrease in net assets from operations                 $  (196,078,335)              $  (155,129,662)
                                                           ---------------               ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                     $      (381,037)              $    (2,113,567)
  From net investment income (Class I)                             (22,685)                      (21,734)
  From net realized gain on investments and foreign             --
    currency transactions (Class A)
                                                                                            (353,386,698)
  From net realized gain on investments and foreign             --
    currency transactions (Class B)
                                                                                             (25,575,757)
  From net realized gain on investments and foreign             --
    currency transactions (Class I)
                                                                                              (1,779,554)
  In excess of net realized gain on investments and             --
    foreign currency transactions (Class A)
                                                                                              (3,840,166)
  In excess of net realized gain on investments and             --
    foreign currency transactions (Class B)
                                                                                                (277,925)
  In excess of net realized gain on investments and             --
    foreign currency transactions (Class I)
                                                                                                 (19,338)
                                                           ---------------               ---------------
    Total distributions declared to shareholders           $      (403,722)              $  (387,014,739)
                                                           ---------------               ---------------

Net increase (decrease) in net assets from fund share
  transactions                                             $   (54,445,327)              $   328,349,507
                                                           ---------------               ---------------
      Total decrease in net assets                         $  (250,927,384)              $  (213,794,894)
Net assets:
  At beginning of period                                     1,194,699,023                 1,408,493,917
                                                           ---------------               ---------------

At end of period (including accumulated net investment
  loss and accumulated undistributed net investment
  income of $6,971 and $288,113, respectively)             $   943,771,639              $  1,194,699,023
                                                           ===============              ================

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                      SIX MONTHS ENDED          -------------------------------------------------------------------------------
                         JUNE 30, 2001                 2000              1999              1998            1997            1996
                           (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                               CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
  beginning of period           $11.77               $19.07            $15.95            $13.92          $12.97          $11.94
                                ------               ------            ------            ------          ------          ------
Income from investment operations# -
  Net investment income
    (loss)                       $0.00**             $ 0.04            $(0.03)           $(0.04)         $(0.03)         $(0.02)
  Net realized and
    unrealized gain
    (loss) on
    investments and
    foreign currency             (1.95)               (2.13)             4.99              3.96            2.96            2.62
                                ------               ------            ------            ------          ------          ------
      Total from
        investment
        operations              $(1.95)              $(2.09)           $ 4.96            $ 3.92          $ 2.93          $ 2.60
                                ------               ------            ------            ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment
   income                       $ 0.00**             $(0.03)           $ --              $ --            $ --            $ --
  From net realized
    gain on investments
    and foreign
    currency
    transactions                  --                  (5.12)            (1.84)            (1.89)          (1.98)          (1.57)
  In excess of net
    realized gain on
    investments and
    foreign currency
    transactions                  --                  (0.06)             --                --              --              --
                                ------               ------            ------            ------          ------          ------
      Total
        distributions
        declared to
        shareholders            $ 0.00**             $(5.21)           $(1.84)           $(1.89)         $(1.98)         $(1.57)
                                ------               ------            ------            ------          ------          ------
Net asset value - end
 of period                      $ 9.82               $11.77            $19.07            $15.95          $13.92          $12.97
                                ======               ======            ======            ======          ======          ======
Total return(+)                 (16.60)%++           (11.30)%           32.82%            29.17%          23.28%          21.87%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                      0.87%+               0.80%             0.80%             0.81%           0.84%           0.84%
  Net investment income
    (loss)                        0.07%+               0.22%            (0.19)%           (0.25)%         (0.18)%         (0.15)%
Portfolio turnover                  48%                 141%               87%               79%             60%             65%
Net assets at end of
  period
  (000 Omitted)               $873,710           $1,106,281        $1,330,506        $1,137,302        $953,194        $807,657

 **Per share amount was less than $0.01.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios  do  not  reflect  reductions  from  directed  brokerage and certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                 SIX MONTHS ENDED          --------------------------------------------------------------------
                                    JUNE 30, 2001              2000             1999           1998           1997         1996
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $10.84            $18.13           $15.33         $13.54         $12.73       $11.79
                                           ------            ------           ------         ------         ------       ------
Income from investment operations# -
  Net investment loss                      $(0.03)           $(0.10)          $(0.16)        $(0.16)        $(0.14)      $(0.14)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                (1.79)            (2.01)            4.75           3.83           2.89         2.57
                                           ------            ------           ------         ------         ------       ------
      Total from investment
        operations                         $(1.82)           $(2.11)          $ 4.59         $ 3.67         $ 2.75       $ 2.43
                                           ------            ------           ------         ------         ------       ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                           $  --              $(5.12)          $(1.79)        $(1.88)        $(1.94)      $(1.49)
In excess of net realized gain on
    investments and foreign currency
    transactions                             --               (0.06)            --             --             --           --
                                           ------            ------           ------         ------         ------       ------
      Total distributions declared to
        shareholders                       $ --              $(5.18)          $(1.79)        $(1.88)        $(1.94)      $(1.49)
                                           ------            ------           ------         ------         ------       ------
Net asset value - end of period            $ 9.02            $10.84           $18.13         $15.33         $13.54       $12.73
                                           ======            ======           ======         ======         ======       ======
Total return                               (16.87)%++        (12.04)%          31.73%         28.15%         22.27%       20.72%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                 1.64%+            1.60%            1.62%          1.63%          1.64%        1.75%
  Net investment loss                       (0.69)%+          (0.58)%          (1.01)%        (1.05)%        (0.98)%      (1.06)%
Portfolio turnover                             48%              141%              87%            79%            60%          65%
Net assets at end of period (000
 Omitted)                                 $65,218           $82,708          $71,363        $48,806        $25,578      $15,170

 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,                 PERIOD ENDED
                                       SIX MONTHS ENDED            -------------------------------------         DECEMBER 31,
                                          JUNE 30, 2001            2000              1999          1998                 1997*
                                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of   period          $11.78            $19.08            $15.95        $13.91              $12.84
                                                 ------            ------            ------        ------              ------
Income from investment operations# -
  Net investment income (loss)                   $ 0.02            $ 0.08            $ 0.00**      $(0.01)             $ 0.00**
  Net realized and unrealized gain (loss) on
    investments and foreign currency              (1.96)            (2.14)             5.00          3.96                3.07
                                                 ------            ------            ------        ------              ------
      Total from investment operations           $(1.94)           $(2.06)           $ 5.00        $ 3.95              $ 3.07
                                                 ------            ------            ------        ------              ------
Less distributions declared to
  shareholders -
  From net investment income                     $(0.05)           $(0.06)          $  --         $  --               $  --
  From net realized gain on investments and
    foreign currency transactions                  --               (5.12)            (1.07)        (1.91)              (2.00)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --               (0.06)              --            --                  --
                                                 ------            ------            ------        ------              ------
      Total distributions declared to
        shareholders                             $(0.05)           $(5.24)           $(1.87)       $(1.91)             $(2.00)
                                                 ------            ------            ------        ------              ------
Net asset value - end of period                  $ 9.79            $11.78            $19.08        $15.95              $13.91
                                                 ======            ======            ======        ======              ======
Total return                                     (16.47)%++        (11.19)%           33.09%        29.45%              24.65%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       0.64%+            0.60%             0.62%         0.63%               0.65%+
  Net investment income (loss)                     0.30%+            0.42%            (0.01)%       (0.06)%              0.01%+
Portfolio turnover                                   48%              141%               87%           79%                 60%
Net assets at end of period
  (000 Omitted)                                  $4,844            $5,710            $6,625        $5,100              $3,909

 *For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
**Per share amount was less than $0.01.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Growth Opportunities Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system were reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $164,168 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $5,418 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $200 million of average net assets             0.50%
          Next $300 million of average net assets              0.40%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,409 for the six months ended June 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $50,991 for the six months ended June 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% for assets sold prior to March 1, 1991) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $120,773 for the six months ended June 30, 2001. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 0.01% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $11,281 for Class B shares for the six months ended June 30, 2001. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 2001, were $8,129 and $45,635 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $472,451,795 and $463,490,808, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $947,508,560
                                                                 ------------
Gross unrealized appreciation                                    $115,056,325
Gross unrealized depreciation                                    (126,711,151)
                                                                 ------------
    Net unrealized depreciation                                  $(11,654,826)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                     SIX MONTHS ENDED JUNE 30, 2001          YEAR ENDED DECEMBER 31, 2000
                                     ------------------------------          ----------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            3,947,123      $  42,497,348        12,743,682      $  235,892,000
Shares issued to shareholders in
  reinvestment of distributions           40,056            366,937        27,620,166         342,078,922
Shares reacquired                     (8,984,935)       (93,594,793)      (16,168,866)       (300,379,109)
                                      ----------      -------------       -----------      --------------
    Net increase (decrease)           (4,997,756)     $  (50,730,508)       24,194,982     $  277,591,813
                                      ==========      =============       ===========      ==============

Class B shares

                                     SIX MONTHS ENDED JUNE 30, 2001          YEAR ENDED DECEMBER 31, 2000
                                     ------------------------------          ----------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            2,911,125      $  28,151,499         6,672,288      $  111,865,496
Shares issued to shareholders in
  reinvestment of distributions              581              5,048         2,063,888          23,310,618
Shares reacquired                     (3,305,506)       (31,962,892)       (5,045,178)        (86,029,993)
                                      ----------      -------------       -----------      --------------
    Net increase (decrease)             (393,800)     $  (3,806,345)        3,690,998      $   49,146,121
                                      ==========      =============       ===========      ==============

Class I shares

                                     SIX MONTHS ENDED JUNE 30, 2001          YEAR ENDED DECEMBER 31, 2000
                                     ------------------------------          ----------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               13,832         $  134,639           361,134      $    6,984,115
Shares issued to shareholders in
  reinvestment of distributions            2,493             22,684           147,453           1,820,625
Shares reacquired                         (6,532)           (65,797)         (371,026)         (7,193,167)
                                      ----------      -------------       -----------      --------------
    Net increase                           9,793          $  91,526           137,561      $    1,611,573
                                      ==========      =============       ===========      ==============

(6) Line of Credit The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended June 30, 2001, was $5,108. The fund had no borrowings during the period.

MFS(R) GROWTH OPPORTUNITIES FUND

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* - President,                             Mark E. Bradley*
MFS Investment Management                                Robert R. Flaherty*
                                                         Laura F. Healy*
William R. Gutow+ - Private Investor and                 Ellen Moynihan*
Real Estate Consultant; Vice Chairman,
Entertainment Management Company                         SECRETARY
(video franchise)                                        Stephen E. Cavan*

J. Atwood Ives+ - Private Investor                       ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive                      (or leave a message anytime).
Vice President and Director
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from
David B. Stone+ - Chairman Emeritus and                  8 a.m. to 8 p.m. Eastern time.
Director, North American Management Corp.
(investment adviser)                                     For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
INVESTMENT ADVISER                                       business day from 9 a.m. to 5 p.m. Eastern
Massachusetts Financial Services Company                 time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges, or
MFS Fund Distributors, Inc.                              stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

PORTFOLIO MANAGER
Paul M. McMahon*

TREASURER
James O. Yost*


* MFS Investment Management
+ Independent Trustee

MFS(R) GROWTH                                                   -------------
OPPORTUNITIES FUND                                                PRSRT STD
                                                                U. S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                                MFS
                                                                -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                      MGO-3 8/01 62M 16/216/816